UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 22, 2015

Date of Report (Date of earliest event reported)

AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1 -7685	95-1492269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

207 Goode Avenue Glendale, California	91203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)         Effective as of October 22, 2015, the Board of Directors (the “Board”) of Avery Dennison Corporation (the “Company”) adopted Amended and Restated Bylaws (the “Bylaws”) to make certain administrative changes and update certain provisions of the Bylaws to account for changes in Delaware law since the Bylaws were last revised.  The Board did not adopt the exclusive forum provision or the provision allowing stockholder meetings to be held by remote communication, as previously proposed in Item 3 of the Company’s Proxy Statement for its 2015 annual meeting filed with the Securities and Exchange Commission on March 12, 2015.

The following summary of the changes is qualified in its entirety by the marked copy of the Bylaws attached hereto as Exhibit 3.1(ii).

(1)         Article II, Sections 2 and 3 were amended to allow stockholder meetings to be rescheduled or cancelled, in addition to the existing language allowing for postponement, by resolution of the Board upon public notice given prior to the date previously scheduled for such meeting;

(2)         Article II, Section 7 was amended to clarify that any stockholders’ meeting may be recessed as well as adjourned;

(3)         Article III, Section 2 was revised to provide that the number of directors on the Board be no less than eight and no more than twelve, consistent with the Company’s Corporate Governance Guidelines;

(4)         Article III, Section 4 was amended to remove language providing that directors may only be removed for cause, which is no longer enforceable under Delaware law now that the Board has been fully declassified;

(5)         Article III, Section 9 was amended to disallow action from being taken by the Board at a meeting at which a quorum is initially present if the withdrawal of any directors causes the quorum no longer to be present;

(6)         Article IV, Section 1 was amended to allow Committees of the Board to appoint a director who is not a member of the Committee to act at a meeting in the place of a Committee member who is absent or disqualified, consistent with the existing right the full Board has to do so;

(7)         Article VI, Section 1(B) was revised to reference the definition of “change of control” contained in the Company’s Amended and Restated Stock Option and Incentive Plan, which was approved by the Company’s stockholders in (most recently in April 2012), rather than the currently referenced 1996 Stock Incentive Plan, which is no longer in use by the Company;

(8)         Articles III and V were amended to make references to directors and officers gender neutral, adding female pronouns in addition to the existing male ones; and

(9)         Article VII, Section 1 was revised to remove language that if a record date is not fixed it could be the sixtieth (60) day prior to the date of such action, which is no longer consistent with Delaware law.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

3.1(ii)                 Amended and Restated Bylaws, marked to show changes effective October 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: October 23, 2015
	By:	/s/ Susan C. Miller
		Name:	Susan C. Miller
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1(ii)	Amended and Restated Bylaws, marked to show changes effective October 22, 2015.